                                                                    EXHIBIT 10.2

                                                                 EXECUTION COPY

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                               CUSTODIAL AGREEMENT


                                      among


                      FINANCIAL SECURITY ASSURANCE, I NC.,


                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                    as Agent,


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  as Custodian,


                        ACC CONSUMER FINANCE CORPORATION


                                       and


                               ACC LIQUIDITY, LLC


                              Dated March 27, 1997




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                                TABLE OF CONTENTS


                                                                                Page
Section 1.  Definitions..........................................................1

Section 2.  Delivery Of Contract Files...........................................4

Section 3.  Certification........................................................4

Section 4.  Deficiencies In Contract Files.......................................5

Section 5. Distributions.........................................................6

Section 6.  Obligations Of The Custodian.........................................8

Section 7.  Release Of Contract Files............................................9

Section 8.  Release Upon Repurchase Or Payment In Full...........................9

Section 9.  Fees And Expenses Of The Custodian...................................9

Section 10.  Examination Of Contract Files......................................10

Section 11.  Representations And Warranties Of The Custodian....................10

Section 12.  Insurance Of The Custodian.........................................10

Section 13.  Periodic Statements................................................10

Section 14.  Copies Of Contract Documents.......................................11

Section 15.  Resignation By And Removal Of The Custodian; Successor Custodian...11

Section 16.  Indemnity..........................................................11

Section 17.  Limitations Of Liability...........................................12

Section 18.  Term Of Agreement..................................................12

Section 19.  Authorized Representatives.........................................13

Section 20.  Notices............................................................13

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
Section 21.  Governing Law; Venue; Consent to Jurisdiction......................14

Section 22.  Assignment.........................................................14

Section 23.  Counterparts.......................................................14

Section 24.  Headings...........................................................15

Section 25.  Third Party Beneficiaries..........................................15

Section 26.  Certain Remedies...................................................15

Section 27.  Remedies...........................................................17

Section 28.  Optional Preservation of the Receivables...........................19

Section 29.  Claims Under Note Policy...........................................19

Section 30.  Withdrawals from Spread Account....................................20

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                               CUSTODIAL AGREEMENT


                  CUSTODIAL AGREEMENT dated March 27, 1997 among Financial Security Assurance, Inc., as guarantor under the Policy ("FSA"), Credit Suisse First Boston, New York Branch, as agent for the Purchasers (as hereinafter defined) (in such capacity, the "Agent"), Norwest Bank Minnesota, National Association, a national banking association, and ACC Liquidity LLC, a Delaware limited liability company (the "Borrower") and ACC Consumer Finance Corporation ("ACC"), as servicer and as originator.

                  WHEREAS, ACC is the owner of certain Contracts (as hereinafter defined);

                  WHEREAS, Borrower desires to purchase certain of such Contracts;

                  WHEREAS, the Investors (as hereinafter defined) has agreed to finance the purchase of such Contracts pursuant to the Receivables Financing Agreement (as hereinafter defined);

                  WHEREAS, ACC will deliver to the Custodian the Contracts, and the Secured Parties desire that the Custodian take possession of such Contracts as the custodian for, and bailee of, the Secured Parties in order to perfect the Secured Parties' security interest in such Contracts and other documents, in each case in accordance with the terms and conditions of this Agreement; and

                  WHEREAS, ACC will service the Contracts pursuant to the Receivables Financing Agreement (as hereinafter defined).

                  NOW, THEREFORE, ACC, the Borrower, FSA, the Custodian and the Agent intending to be legally bound, hereby agree as follows:

                  Section 1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Receivables Financing Agreement.

                  "ACC" has the meaning specified in the Preamble.

                  "Agent" has the meaning specified in the Preamble.

                  "Agreement" means this Custodial Agreement, as it may be amended, supplemented or otherwise modified from time to time.

                  "Alpine" means Alpine Securitization Corp., a Delaware corporation.

                  "Alpine Priority Payment" means amounts payable to Alpine, the Lenders and the Placement Agent pursuant to clauses FIRST, SECOND and THIRD of paragraph 3 of the Fee Letter.






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                  "Alpine Secondary Payment" means amounts payable to the
Placement Agent, Alpine, the Agent, the Facility Agent, any Lender or any entity which enters into a commitment to make Advances on purchase interests therein or in the Notes pursuant to clauses FOURTH and FIFTH of paragraph 3 of the Fee Letter.

                "Amount Available" means, with respect to any Distribution Date, the sum of (i) the amount on deposit in the Collection Account at the end of the preceding Collection Period plus (ii) the amount on deposit in the Liquidity Account at the end of the preceding Collection Period and plus (iii) on the first Distribution Date following the Facility Termination Date, the amount described in Section 5(c) hereof.

                  "Authorized Representative" is defined in Section 19.

                  "Borrower" has the meaning specified in the Preamble.

                  "Borrowing Base Notice of Pledge" has the meaning specified in
Section 3(d).

                  "Business Day" means any day other than (i) a Saturday or a Sunday or (ii) another day on which banking institutions (including any applicable Federal Reserve Bank) in the States of California, Minnesota or New York are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Certification" means either of the Receipt Certification or the Collateral Receipt.

                  "Collateral Receipt" is defined in Section 3(b).

                  "Contract" means a new or used automobile or light truck installment sale contract or promissory note, purchased by Borrower, underwritten by ACC and financed by Alpine pursuant to the Receivables Financing Agreement.

                  "Contract File" means, with respect to a Contract, the file maintained by the Custodian with respect to such Contract, which includes, without limitation, the following items: (i) the fully executed original Contract, endorsed, "Pay to the order of Norwest Bank Minnesota, National Association, as custodian" and signed in the name of OFL-A Receivables Corp. by an authorized officer (together with any agreements modifying the Contract including, without limitation, any extension agreements), (ii) documents evidencing or relating to any Insurance Policy, (iii) the original credit application of each Obligor, fully executed by each such Obligor on ACC's customary form or on a form approved by ACC, for such application and (iv) the Lien Certificate, or, if not yet received, a copy of the application therefor, showing OFL-A Receivables Corp., American Credit Corporation, ACC d/b/a Accent Financial Services or ACC as secured party and such documents, if any, that ACC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of OFL-A or ACC (as successor to American Credit Corporation where American Credit Corporation is shown



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

as the secured party) as first lienholder or secured party, together with an assignment of the Lien Certificate by the Borrower to the Custodian.

                  "Contract Schedule" means the schedule of Contracts appended to a Notice of Pledge delivered by the Borrower to the Custodian, such schedule identifying each Contract by (i) the social security number, name and mailing address of the Obligor, (ii) the account number, (iii) the Purchase Amount, (iv) the Amount Financed, (v) the Principal Balance as of the Purchase Date, (vi) the day of the month on which Scheduled Payments are due, (vii) the first date on which a Scheduled Payment is due, (viii) the Annual Percentage Rate, (ix) the amount of the Scheduled Payment, (x) the original term of the Contract and (xi) the remaining term of the Contract.

                  "Custodian" means Norwest Bank Minnesota, National Association, not in its individual capacity, but solely as Custodian under this Agreement, and any successors thereto.

                  "Custodian's Fee" is defined in Section 9.

                  "Deficiency" means a failure of a document to correspond substantively to the information on the Contract Schedule or the absence of a required document or required information from a Contract File.

                  "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

                  "Draw Date" means, with respect to a Distribution Date, the third Business Day immediately preceding such Distribution Date.

                  "Financed Vehicle" means the new or used automobile or light duty truck, together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

                  "FSA" has the meaning specified in the Preamble.

                  "FSA Priority Payment" has the meaning set forth in clause FIFTH of Section 5(b) hereof.

                  "FSA Secondary Payment" means amounts owing to FSA under the Insurance Agreement and not paid pursuant to clause SEVENTH of Section 5(b) hereof.

                  "Increased Costs" means collectively, any increased cost, loss or liability owing to Alpine, the Agent and/or a Lender under Article VI of the Receivables Financing Agreement.

                  "Indemnity Amounts" means collectively, all indemnity obligations owing to Alpine, the Agent, any Lender, any other owners by assignment, participation or otherwise of an Advance and/or any entity which enters into a commitment to make Advances or purchase interests therein under
Article XVII of the Receivables Financing Agreement.



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                  "Insurance Agreement" means the Insurance and Indemnity
Agreement dated as of March 27, 1997, among FSA, the Borrower, ACC and OFL-A.

                  "Net Amount Available" means, with respect to any Distribution Date, the amount described in clause (i) of the definition of "Amount Available."

                  "Net Total Amount Available" means, with respect to any Distribution Date, the Total Amount Available minus the amount on deposit in the Liquidity Account at the opening of business on such Distribution Date.

                  "Notice of Pledge" means a fully executed Confirmation and Notice of Pledge in the form of Exhibit A to this Agreement.

                  "Person" means an individual, corporation (including a business trust), partnership, limited liability company, joint venture, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof or any other entity.

                  "Receipt Certification" is defined in Section 3(a).

                  "Receivables Financing Agreement" means the Receivables Financing Agreement, dated as of March 27, 1997, by and among the Borrower, ACC, as Servicer, Alpine, Credit Suisse First Boston, New York Branch, as Agent, the financial institutions party thereto and Norwest Bank Minnesota, National Association, as Backup Servicer and Custodian.

                  "Request for Release and Receipt of Documents" means a request for release substantially in the form of Exhibit D to this Agreement.

                  "Scheduled Payment" means with respect to any Contract, the periodic payment set forth in such Contract (excluding, however, any portion of such payment that represents late payment charges and payment in respect of taxes, licenses or similar items).

                  "Secured Parties" means, collectively, Alpine, FSA, each Purchaser, each Lender and all other owners by assignment, participation or otherwise of an Advance or the Note and, to the extent of the undivided interests so purchased, shall include any participants.

                  "Servicer" means ACC and any successor servicer appointed pursuant to the Receivables Financing Agreement.

                  "Spread Account Agreement" means the Spread Account Agreement dated as of June 1, 1995 among ACC Funding Corp., ACC Receivables Corp., FSA and the Custodian.

                  "Total Amount Available" means, with respect to any Distribution Date, the sum of (i) the Amount Available and (ii) the amount deposited with the Custodian pursuant to Section 30 hereof from the Spread Account.



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

                  Section 2. Delivery Of Contract Files. ACC hereby agrees to deliver from time to time to the Custodian, as custodian for the Secured Parties, pursuant to any Notice of Pledge, complete Contract Files in loan number sequence corresponding to the Contract Schedule attached to such Notice of Pledge.

                  The Custodian shall be entitled to rely upon each Contract Schedule provided by ACC as the conclusive schedule in its review, pursuant to
Section 3, of the Contract Files. From time to time, ACC shall forward to the Custodian for inclusion in the appropriate Contract File, any additional original documents evidencing any assumption or modification of a Contract approved by ACC in accordance with its then current underwriting guidelines.

                  Section 3. Certification. (a) Upon receipt by the Custodian of the Contract Files, the Custodian shall deliver by 3:30 p.m. New York time to FSA, ACC and the Agent a certificate (the "Receipt Certification"), in substantially the form annexed as Exhibit B, to the effect that, as to each Contract listed on the related Contract Schedule attached to such Receipt Certification (other than any Contract paid in full or any Contract specifically identified in such Receipt Certification as not covered by such Receipt Certification), the Custodian is in receipt of a Contract File, and the name of the Obligor on the Contract in such Contract File and the Amount Financed set forth in such Contract matches such information as set forth in the accompanying Contract Schedule.

                  (b) Within one (1) Business Day after the delivery to the Custodian of the Contract Files, the Custodian shall deliver to FSA, ACC and the Agent a receipt (the "Collateral Receipt") in substantially the form annexed as Exhibit C, to the effect that, as to each Contract listed on the related Contract Schedule attached to such Collateral Receipt (other than any Contract paid in full or any Contract specifically identified in such Collateral Receipt as not covered by such Collateral Receipt), (i) all documents required to be delivered to the Custodian pursuant to Section 2 are in its possession, including the fully executed Contract, endorsed as provided in the definition of "Contract File" in Section 1, (ii) such documents have been reviewed by it and have not been materially mutilated, damaged or torn and relate to such Contract and (iii) with respect to items (i) (but only with respect to name and mailing address), (ii), (viii), (ix) and (x) in the definition of "Contract Schedule" in Section 1, the information set forth on the Contract Schedule accurately reflects the information set forth in the Contract.

                  (c) Contract Files received by the Custodian after 12:00 noon (Minneapolis time) shall be deemed to have been received on the next Business Day. The Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. The Custodian shall be under no duty to determine whether any item in the Contract File is an original document. ACC shall notify the Custodian by telephone one
(1) Business Day before each Business Day on which ACC expects to deliver Contract Files to the Custodian and shall inform the Custodian as to the number of Contract Files to be delivered on such Business Day.



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                  (d) By 3:00 p.m. New York time, the Custodian shall deliver to
FSA and the Agent a written Notice of Pledge (each, a "Borrowing Base Notice of Pledge"), to the effect that, the Borrowing Base Certificate delivered to the Custodian on the prior Business Day pursuant to Section 11.4(a) of the Receivables Financing Agreement (i) has been examined and recalculated (after taking into account the Contract Files delivered on the Business Day on which the Borrowing Base Notice of Pledge is to be delivered) by the Custodian and
(ii) does or does not evidence the existence of a Borrowing Base Deficiency.

                  (e) ACC, FSA, the Agent and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any Contracts or Borrowing Base Certificates.

                  Section 4. Deficiencies In Contract Files. (a) If any Certification discloses any Deficiencies in the related Contract Files, then the Custodian promptly shall notify ACC, the Borrower, FSA and the Agent of such Deficiencies. The Agent and FSA, acting unanimously, promptly shall notify the Custodian and ACC in writing that either (i) the Deficiencies noted in such Certification are waived or (ii) ACC shall cure the Deficiencies within the time period set forth in such notice.

                  (b) If a notice given to the Custodian pursuant to clause (a) states that ACC shall take the action specified in clause (ii) of clause (a) above and ACC fails to take such action within the time period set forth in such notice, then the Custodian shall notify the Agent, FSA and ACC of such failure and shall release or shall retain the deficient Contract File in accordance with the written instructions of the Agent and FSA.

                  (c) Within one (1) Business Day after receipt by the Custodian of any additional documents pursuant to clause (a) above, the Custodian shall review such documents and deliver to the Agent and FSA a revised Certification. If the updated list of deficiencies shall indicate any remaining Deficiencies in a Contract File, the provisions of this Section 4 shall again be followed.

                  Section 5. Distributions. (a) On each Distribution Date prior to the Facility Termination Date, the Custodian shall distribute, in accordance with the applicable Servicer's Certificate, the following amounts in the following order of priority:

                  (i) FIRST, unless ACC and the Controlling Party shall choose otherwise in accordance with the provisions of clause TENTH hereof, and shall have furnished the Custodian with a written notice to such effect, to the extent that ACC or any Affiliate thereof is not the Servicer, to the Servicer, from the Amount Available the Servicing Fee for the related Collection Period and any amounts specified in Section 8.18(b) of the Receivables Financing Agreement;

                 (ii) SECOND, pro rata, from the Amount Available to Alpine, any Lockbox Bank, Custodian or Backup Servicer (including the Custodian if acting in any such additional capacity), any accrued and unpaid fees and expenses (as set forth in each such Person's



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         respective fee agreement) (in each case, to the extent such Person has not previously received such amount from the Servicer or ACC);

                (iii) THIRD, pro rata, from the Amount Available to the Agent on behalf of Alpine, itself, any Lender or any entity which enters into a commitment to make Advances or purchase interests therein or in the Notes, any Increased Costs due and owing to such Person up to, in the aggregate for all such persons, an amount equal to .75% of the outstanding principal amount of Advances on such Distribution Date;

                  (iv) FOURTH, to the Agent, from the Total Amount Available any Yield due under the Receivables Financing Agreement in respect of outstanding Advances;

                  (v) FIFTH, from the Net Total Amount Available, to FSA, to the extent of any amounts owing to FSA under the Insurance Agreement and not paid in respect of any premiums;

                  (vi) SIXTH, to the Liquidity Account, from the Net Amount Available, the amount of any Liquidity Account Shortfall; and

                (vii) SEVENTH, from the Net Amount Available, to the Agent, the principal amount of any Advances which pursuant to the Receivables Financing Agreement to be paid or prepaid pursuant to Section 4.1 thereof;

               (viii) EIGHTH, pro rata, from the Net Amount Available, to the Agent on behalf of Alpine, itself, any Lender or any entity which enters into a commitment to make Advances on purchase interests therein or in the Notes, any Increased Costs and Indemnity Amounts due and owing to such Person and not previously paid pursuant to clause THIRD above;

                 (ix) NINTH, from the Total Amount Available, to FSA, to the extent of any amounts owing to FSA under the Insurance Agreement and not paid except any amounts paid under clause FIFTH;

                  (x) TENTH, to the extent that ACC or any Affiliate thereof is the Servicer, from the Net Amount Available, to the Servicer, the Servicing Fee for the related Collection Period and any amounts specified in Section 8.18(b) of the Receivables Financing Agreement; provided, however, that ACC and the Controlling Party may deem amounts due pursuant to this clause NINTH to be due pursuant to clause FIRST above;

                 (xi) ELEVENTH, to the Borrower, all remaining amounts of the Net Amount Available.

                  (b) On each Distribution Date on or after the Facility Termination Date, the Custodian shall distribute, in accordance with the applicable Servicer's Certificate, the following amounts in the following order of priority:




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                  (i) FIRST, unless ACC and the Controlling Party shall choose otherwise in accordance with the provisions of clause TENTH hereof, to the extent that ACC or any Affiliate thereof is not the Servicer, to the Servicer, from the Amount Available, the Servicing Fee for the related Collection Period and any amounts specified in Section 8.18(b) of the Receivables Financing Agreement;

                 (ii) SECOND, pro rata from the Amount Available, to the Custodian or Backup Servicer (including the Custodian if acting in any such additional capacity), any accrued and unpaid fees and expenses (as set forth in each such Personos respective fee agreement) (in each case, to the extent such Person has not previously received such amount from the Servicer or ACC);

                (iii) THIRD, to the Agent on behalf of the Investors from the Total Amount Available, any Yield due under the Receivables Financing Agreement in respect of outstanding Advances;

                 (iv) FOURTH, to the Custodian from the Total Amount Available, for distribution in accordance with the Fee Letter, an amount equal to
         (x) the sum of the daily interest, for each day during the same period for which Yield is calculated for purposes of paragraph THIRD above, equal to the product of (A) the Maximum Interest Rate, (B) the outstanding principal balance of all Advances and (C) 1/360, minus, (y) the amount of Yield distributed pursuant to clause THIRD above;

                  (v) FIFTH, to the extent that ACC or an Affiliate thereof is the Servicer, from the Amount Available, in the following order of priority (x) to the extent of any amounts owing to FSA in respect of premiums under the Insurance Agreement and not paid to FSA, up to an amount equal to the Premium payable pursuant to the Insurance Agreement (the "FSA Priority Payment") and (y) to the Facility Agent, the positive difference between the Servicing Fee for the related Collection Period (to the extent not previously paid pursuant to clause FIRST above) and the amount paid pursuant to subclause (x) above, to be distributed by the Facility Agent pursuant to the Fee Letter;

                 (vi) SIXTH, to the Agent on behalf of the Investors, as a payment of principal in reduction of outstanding Advances (x) from the Total Amount Available, the excess of (I) the outstanding principal amount of Advances over (II) the Aggregate Outstanding Principal balance of all Receivables as of the end of the prior Collection Period; and (y) from the Amount Available, the amount necessary to reduce the outstanding principal balance of the Advances to zero;

                (vii) SEVENTH, to FSA, from the Total Amount Available, to the extent of any amounts owing to FSA under the Insurance Agreement in respect of amounts disbursed by FSA to pay the items set forth in paragraphs THIRD, FOURTH, FIFTH and SIXTH above and not previously repaid to FSA (the "FSA Secondary Payment");



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               (viii) EIGHTH, pro rata from the Amount Available, to Alpine, the
         Lenders, the Placement Agent and FSA, the Alpine Priority Payment and the FSA Priority Payment, in each case to the extent not previously paid, together with interest thereon at the Yield rate then in effect;

                 (ix) NINTH, pro rata from the Amount Available, to Alpine, the Lenders, the Placement Agent and FSA, in respect of the Alpine Secondary Payment and the FSA Secondary Payment, together with interest thereon at the Yield rate then in effect;

                  (x) TENTH, to the extent that ACC or any Affiliate thereof is the Servicer, to the Servicer, the Servicing Fee for the related Collection Period and any amounts specified in Section 8.18(b) of the Receivables Financing Agreement; provided, however, that ACC and the Controlling Party may deem amounts due pursuant to this clause TENTH to be due pursuant to clause FIRST above; and

                 (xi) ELEVENTH, to the Borrower, from the Amount Available all remaining amounts.

                  (c) On each Interim Distribution Date prior to the Facility Termination Date, the Custodian shall distribute, in accordance with written direction received by it from the Servicer or the Agent, amounts in the Collection Account:

                  (i) on the date of any Take-Out Securitization, in repayment of Advances pursuant to Section 4.1(d) of the Receivables Financing Agreement;

                 (ii) on the date of any prepayment Under Section 4.1(a) of the Receivables Financing Agreement, in prepayment of Advances pursuant to such Section;

                (iii) on the date of any reduction in the Facility Limit shall become effective pursuant to Section 2.7 of the Receivables Financing Agreement, in prepayment of Advances pursuant to Section 4.1(b) of the Receivables Financing Agreement; and

                 (iv) on the last day of any Fixed Period for any Advance, in payment of accrued Yield due and unpaid with respect to such Advance.

                  (d) The Custodian shall withdraw and deposit in the Collection Account from the Liquidity Account amounts needed to pay the amounts described in Section 5(a) FIRST, SECOND, THIRD, FOURTH hereof. On the first Distribution Date following the Facility Termination Date, all amounts on deposit in the Liquidity Account and in the Collateral Accountshall be deposited in the Collection Account and considered part of the Amount Available on such Distribution Date, and the Liquidity Account and the Collateral Account shall be closed.



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                  Section 6.   Obligations Of The Custodian. (a) The Custodian
shall segregate and maintain continuous custody of the Contract Files in secure facilities in accordance with customary standards for such custody. The Contracts shall be maintained in fireproof facilities.

                  (b) With respect to the documents constituting each Contract File, the Custodian shall on and after the delivery thereof to the Custodian (i) act exclusively as the custodian for and the bailee (solely for purposes of UCC
Section 9-305) of the Secured Parties, (ii) hold all documents constituting such Contract File received by it for the exclusive use and benefit of the Secured Parties, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Controlling Party and (prior to the Remarketing Date) the Agent.

                  (c) Upon the release of any Contract from the lien created pursuant to the Receivables Financing Agreement, the Custodian shall deliver, upon receipt of written instructions from the Borrower, such Contract to the Borrower or the Borrower's designee.

                  (d) In the event that (i) any Secured Party, ACC, the Agent, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Contract File or a document included within a Contract File or (ii) a third party shall institute any court proceeding by which any Contract File or a document included within a Contract File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Contract Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Contract File or a document included within such Contract File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

                  Section 7. Release Of Contract Files. From time to time and as appropriate for the repossession or servicing of any of the Contracts, the Custodian is hereby authorized, upon receipt of a Request for Release and Receipt of Documents, to release to the Servicer or the Borrower within, on a best efforts basis, one (1) Business Day, but in no case more than two (2) Business Days, the related Contract File or the documents from a Contract File set forth in such Request for Release and Receipt of Documents. If the Custodian receives such request after 12:00 noon (Minneapolis time), such request shall be deemed to have been received on the next Business Day. All documents so released to the Servicer or the Borrower shall be held by the Servicer or the Borrower in trust for the benefit of the Secured Parties. The Servicer or the Borrower shall return to the Custodian each and every document previously requested from the Contract File when the Serviceros or the Borrower's need therefor in connection with such foreclosure or servicing no longer exists, unless the Contract shall be liquidated, in which case, upon receipt of a certification to this effect from ACC or the Borrower to the Custodian in a Request for Release and Receipt of




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

Documents, ACC or the Borrower, prior Request and Receipt of Documents relating to such Contract File shall be returned by the Custodian to ACC or the Borrower.

                  Section 8. Release Upon Dividend, Repurchase Or Payment In Full. Upon the transfer of any Contract by way of dividend or repurchase pursuant to the Purchase and Contribution Agreement or the payment in full of any Contract, which shall be evidenced by the delivery to the Custodian of the Borrower's Request for Release and Receipt of Documents, the Custodian shall release the related Contract File to the Borrower or ACC in accordance with the time parameters set forth in Section 7.

                  Section 9. Fees And Expenses Of The Custodian. It is understood that the Custodian shall be entitled to charge fees and receive reimbursement for expenses (such fees and reimbursement are referred to hereinafter as the "Custodian's Fee"), including fees and expenses of its agents and counsel and expenses incurred in connection with the transfer of Contract Files pursuant to Section 15(c), and such Custodian's Fee shall be the sole obligation of the Borrower. Such agreed upon Custodian's Fee shall be set forth in a separate fee letter submitted by the Custodian to the Borrower.

                  Section 10. Examination Of Contract Files. Upon reasonable prior written notice to the Custodian, any Secured Party, the Agent, ACC or the Borrower or any of their representatives and agents will be permitted during normal business hours to examine the Contract Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Contracts. Any expenses incurred by the Custodian in connection with such examination shall be borne by the party making the request.

                  Section 11. Representations And Warranties Of The Custodian. The Custodian represents and warrants as of the date hereof that:

                  (a) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

                  (b) It has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

                  (c) The execution, delivery and performance by it of this Agreement do not violate (i) any provision of any law or regulation governing the banking and trust powers of it or any order, writ, judgment, or decree or any court, arbitrator, or governmental authority applicable to it or any of its assets or (ii) any provision of its corporate charter or by-laws;

                  (d) The execution, delivery and performance by it of this Agreement do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating its banking and corporate trust activities; and

                  (e) This Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  Section 12. Insurance Of The Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance and, as to any successor custodian, errors and omissions insurance, (b) theft of documents insurance, and
(c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

                  Section 13. Periodic Statements. Within 30 days after the written request of the Agent, ACC, the Borrower or FSA, the Custodian shall provide to the requesting party at such partyos expense a list of all the Contracts for which the Custodian holds a Contract File pursuant to this Agreement. Such list may be in the form of a copy of all Contract Schedules with manual deletions to specifically denote any Contracts paid off, liquidated, released or repurchased since the date of this Agreement.

                  Section 14. Copies Of Contract Documents. Within five (5) Business Days after the written request of the Agent or FSA, and at the expense of the requesting party, the Custodian shall provide such Person with copies of the documents in the Contract Files.

                  Section 15. Resignation By And Removal Of The Custodian; Successor Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to FSA and the Agent. Promptly after receipt of notice of the Custodian's resignation, ACC with the consent of the Controlling Party and the Agent shall appoint, by written instrument, a successor custodian. If ACC fails to appoint a successor within 30 days of the notice of the Custodians resignation, the Controlling Party and the Agent shall appoint a successor custodian. If a successor custodian is not appointed in accordance with the foregoing procedures, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One (1) original counterpart of such instrument of appointment shall be delivered to each of FSA, the Agent, the Custodian and the successor custodian.

                  (b) The Controlling Party and the Agent, with cause, upon at least 60 days written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Custodian, ACC with the consent of the Controlling Party and the Agent shall appoint, by written instrument, a successor custodian. One (1) original counterpart of such instrument of appointment shall be delivered to each of FSA, the Agent, the Custodian and the successor custodian.

                  (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing by ACC, the Controlling Party and the Agent, all the Contract Files being administered under this Agreement and, to the extent (if any) and in the manner directed by ACC, the Controlling Party and the Agent, the Custodian shall complete the endorsements on the Contracts.

                  Section 16. Indemnity. The Borrower agrees to indemnify and hold harmless the Custodian and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement and the related transaction documents that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section 16 shall not relieve the Custodian from liability for its willful misfeasance, bad faith or gross negligence. The provisions of this Section 16 shall survive the resignation or removal of the Custodian or any successor custodian and the termination of this Agreement.

                  Section 17. Limitations Of Liability. (a) The Custodian shall not be liable to the Borrower, ACC, FSA, the Agent, any Secured Party or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

                  (b) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, (i) any oral instructions from any persons the Custodian believes to be authorized to give such instructions, who shall only be, with respect to ACC, the Borrower, FSA and the Agent, persons the Custodian believes in good faith to be Authorized Representatives and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower, ACC, FSA and the Agent, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

                  (c) The Custodian may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith; provided, however, that if FSA and the Agent, acting unanimously give instructions to the Custodian or provide an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Custodian shall follow such instructions of the FSA and the Agent, acting unanimously (unless such instructions violate the express terms of this Agreement or violate applicable law) or such opinion of counsel selected by the Agent, and shall be fully protected in acting or refraining to act thereon.

                  (d) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

                  Section 18. Term Of Agreement. This Agreement shall be terminated upon the earliest of (a) the final payment or other liquidation (or advance with respect thereto) of the last Contract in the Contract Files, (b) the disposition of all property acquired upon repossession in connection with any Contract in the Contract Files or (c) the final payment of all obligations and the termination of any commitment of the Lenders and FSA under the Transaction Documents.

                  If any of the circumstances described in the preceding paragraph shall occur, promptly after written notice from ACC or the Borrower and the Controlling Party to the Custodian to such effect, all documents remaining in the Contract Files shall be delivered to the Borrower.

                  Section 19. Authorized Representatives. The names of the officers of ACC, the Borrower, FSA and the Agent who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of ACC, the Borrower, FSA and the Agent ("Authorized Representatives") are set forth in Exhibit E hereto, along with the specimen signature of each such officer. From time to time, ACC, the Borrower, FSA and the Agent may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the most recent exhibit until receipt of a superseding exhibit.

                  Section 20. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

If to the Borrower:

         ACC Liquidity, LLC
         12750 High Bluff Drive, Suite 320
         San Diego, CA 92130
         Attn:
         Telephone:
         Telecopy:

If to ACC:

         ACC Consumer Finance Corporation
         12750 High Bluff Drive, Suite 320
         San Diego, CA 92130
         Attn:
         Telephone:
         Telecopy:

If to the Custodian:

         Norwest Bank Minnesota, National Association,
           as Custodian
         Sixth Street and Marquette Avenue
         Minneapolis, MN 55479-0069
         Attn:  Corporate Trust Service - Asset-Backed Administration
         Telephone: (612) 667-2410
         Telecopy:  (612) 667-3539

If to the Agent:

         Credit Suisse First Boston, New York Branch
         Eleven Madison Avenue
         New York, New York  10010
         Attn:  Asset Finance Department
         Telephone: (212) 325-9076
         Telecopy:   (212) 325-6677

If to Alpine:

         Alpine Securitization Corp.
         c/o Credit Suisse First Boston, New York Branch, as Administrative
         Agent
         Eleven Madison Avenue
         New York, New York  10010
         Attn:  Asset Finance Department
         Telephone: (212) 325-9076
         Telecopy:   (212) 325-6677

If to FSA:

         Financial Security Assurance, Inc.
         350 Park Avenue
         New York, New York  10022
         Attn:
         Telephone:
         Telecopy:

                  Section  21.  Governing Law; Venue; Consent to Jurisdiction.
(a) This Agreement shall be governed by the laws of the State of Minnesota, without regard to the conflict of law rules thereof.

                  (b) Venue for any action brought under this Agreement shall be in the federal district court sitting in Minneapolis, Minnesota. Each party to this Agreement hereby consents to the jurisdiction of such court.

                  Section 22. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except that Alpine may assign its rights and delegate its obligations to any Lender or any entity providing a commitment to purchase interests in Advances or Notes.

                  Section 23. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                  Section 24. Headings. The section headings are not part of this Agreement and shall not be used in its interpretation.

                  Section 25. Third Party Beneficiaries. It is hereby agreed by the parties hereto that each Purchaser, each Lender and any purchaser of the Note are, and are intended to be, third party beneficiaries under this Agreement.

                  Section 26. Certain Remedies. If, prior to a Remarketing Date, any Facility Termination Event or, after a Remarketing Date, any Event of Default shall have occurred and be continuing:

                  (a) At the direction of the Controlling Party, the Custodian may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may at the direction of the Controlling Party, without notice except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Custodian's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Custodian may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least twenty days' prior notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Custodian shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Custodian may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Custodian may (at the direction of the Controlling Party) give notice to any Lockbox Bank, as provided in the Lockbox Agreement, of the transfer to the Custodian (for the benefit of the Secured Parties) of dominion and control over the Lockbox Account. Borrower hereby transfers to the Custodian (for the benefit of the Secured Parties), effective when the Custodian shall give notice to the Lockbox Bank as provided in the Lockbox Agreement, the exclusive dominion and control over the Lockbox Account, and shall take any further action that the Custodian may reasonably request to effect such transfer. Borrower shall not terminate the Lockbox Bank or make any change in its instructions regarding payments to be made by such Lockbox Bank, unless the Custodian shall have received duly executed counterparts of a new Lockbox Agreement and copies of such instructions and previously shall have consented in writing to such termination or change (which, in the case of any such termination, shall not be unreasonably withheld, conditioned or delayed by the Custodian).

                  (c) If, prior to a Remarketing Date, a Facility Termination Event, or, after a Remarketing Date, an Event of Default, occurs and is continuing, the Custodian may in its discretion but with the consent of the Controlling Party and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Investors by such appropriate proceedings as the Custodian or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Transaction Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Custodian by any Transaction Document or by law.

                  (d) In case there shall be pending, relative to the Borrower or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Borrower or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Borrower or other obligor upon the Notes, or to the creditors of property of the Borrower or such other obligor, the Custodian, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Custodian shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and Yield owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Custodian (including any claim for reasonable compensation to the Custodian and each predecessor Custodian, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances, if any, made, by the Custodian and each predecessor Custodian, except as a result of negligence, bad faith or wilful misconduct) and of the Investors allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Investors and of the Custodian on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Custodian or the Investors allowed in any judicial proceedings relative to the Custodian, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Investors to make payments to the Custodian, and, in the event that the Custodian shall consent to the making of payments directly to such Investors, to pay to the Custodian such amounts as shall be sufficient to cover reasonable compensation to the Custodian, each predecessor Custodian and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Custodian and each predecessor Custodian except as a result of negligence, bad faith or wilful misconduct.

                  (e) Nothing herein contained shall be deemed to authorize the Custodian to authorize or consent to or vote for or accept or adopt on behalf of any Investor any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Custodian to vote in respect of the claim of any Investor in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (f) All rights of action and of asserting claims under the Transaction Documents, may be enforced by the Custodian without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Custodian shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Custodian, each predecessor Custodian and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Notes.

                  (g) In any proceedings brought by the Custodian (and also any proceedings involving the interpretation of any provision of any Transaction Document, the Custodian shall be held to represent all the Investors, and it shall not be necessary to make any Investor a party to any such proceedings.

                  Section 27. Remedies. (a) If, prior to a Remarketing Date, a Facility Termination Event, or, after a Remarketing Date, an Event of Default, shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to Section 28):

                  (i) institute Proceedings in its own name and on behalf of the Secured Parties as trustee of an express trust for the collection of all amounts then payable on the Notes or under the Receivables Financing Agreement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Borrower and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure upon the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Custodian and the holders of the Note; and

                  (iv) sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that after the Remarketing Date:

                           (A) if the Insurer is the Controlling Party, the
                  Insurer may not sell or otherwise liquidate the Collateral following an Insurance Agreement Event of Default unless

                                    (I) such Insurance Agreement Event of
                           Default arises from a claim being made on the Policy or from the insolvency of the Borrower or the Seller, or

                                    (II) the proceeds of such sale or
                           liquidation distributable to the Investor are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and Yield; or

                           (B) if the Agent is the Controlling Party, the Agent may not sell or otherwise liquidate the Collateral following an Event of Default unless

                                            (x)     the holders of 100% of the
                                  outstanding amount of the Notes consent thereto,

                                            (y) the proceeds of such sale or
                                    liquidation distributable to the Investors are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                                            (z) the Agent determines that the
                                    Collateral will not continue to provide
                                    sufficient funds for the payment of
                                    principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Agent obtains the consent of holders of 66-2/3% of the outstanding amount of the Notes.

                  In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Agent may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

                  Section 28. Optional Preservation of the Receivables. If the Agent is the Controlling Party and if the Notes have been declared to be due and payable following (prior to a Remarketing Date) a Facility Termination Event, or (after a Remarketing Date), an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Agent may, but need not, elect to direct the Custodian to maintain possession of the Collateral. It is the desire of the parties hereto and the Investors that there be at all times sufficient funds for the payment of principal of and Yield on the Notes, and the Agent shall take such desire into account when determining whether or not to direct the Custodian to maintain possession of the Collateral. In determining whether to direct the Custodian to maintain possession of the Collateral, the Agent may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

                  Section 29.  Withdrawals from Spread Account.

                  (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Deficiency Claim Amount (as defined below) with respect to the related Distribution Date is greater than zero, then on the Deficiency Claim Date immediately preceding such Distribution Date, the Custodian shall deliver to the Collateral Agent, the Agent, FSA and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice"). Such Deficiency Notice shall direct the Collateral Agent under the Spread Account Agreement to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Custodian for deposit in the Collection Account. The "Deficiency Claim Amount" with respect to any Distribution Date shall equal the amount by which the amounts described in Sections 5(a) FOURTH and FIFTH or Sections 5(b) THIRD, FOURTH, SIXTH (x) and SEVENTH exceed the amounts available for payment of such amounts, as set forth in such clauses.

                  (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Collateral Agent to the Custodian pursuant to a Deficiency Notice shall be deposited by the Custodian into the Collection Account.

                  Section 30.  Claims Under Policy.

                  (a) In the event that the Custodian has determined that there are insufficient funds on deposit, for the payment of the amounts set forth in
Section 5(a) FOURTH or Sections 5(b) THIRD, FOURTH or SIXTH (x) and, on the Distribution Date on or immediately following the date that is three months after the final scheduled maturity date of the last maturing Receivable in the Total Receivables Pool, SIXTH (y) with respect to any Distribution Date based upon the amounts available for payment of such amounts, as set forth in such clauses, the Custodian shall furnish to the Insurer a completed Notice of Claim under and in accordance with the Policy in the amount of the insufficiency (the "Policy Claim Amount") no later than the Draw Date. Amounts paid by the Insurer pursuant to a claim submitted under this Section 29(a) shall be paid by the Custodian to the Agent for payment to the Investors or in respect of the payment of the Post Termination Fee, to the Facility Agent for payment pursuant to the Fee Letter. Any payment made by the Insurer under the Policy shall be applied solely to the payment of the Notes and the Post Termination Fee, and for no other purpose.

                  (b) Any and all amounts claimed under the Policy and disbursed by the Custodian from claims made under the Policy shall not be considered payment by the Borrower with respect to such Notes or otherwise, and shall not discharge the obligations of the Borrower with respect thereto. FSA shall, to the extent it makes any payment with respect to the Notes or the Post Termination Fee, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes or the Post Termination Fee by or on behalf of FSA, the Custodian shall assign to FSA all rights to the payment of Yield or principal with respect to the Notes or the Post Termination Fee which are then due for payment to the extent of all payments made by FSA, and FSA may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment of principal and Yield pursuant to the Policy. To evidence such subrogation, the Custodian shall note FSA's rights as subrogee upon the Note Register upon receipt from FSA of proof of payment by FSA under the Policy. The foregoing subrogation shall in all cases be subject to the rights of the Investors to receive all payments in respect of the Notes.

                  (c) The Custodian shall keep a complete and accurate record of all funds paid by FSA for Yield and principal paid in respect of the Notes. FSA shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Custodian.

                  (d) The Custodian shall be entitled to enforce on behalf of the Investors the obligations of FSA under the Policy. Notwithstanding any other provision of any Transaction Document, the Investors are not entitled to institute proceedings directly against FSA.

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.


                                   FINANCIAL SECURITY ASSURANCE, INC.


                                   By: /s/
                                      ----------------------------------------
                                      Name:
                                      Title:


                                   CREDIT SUISSE FIRST BOSTON, NEW YORK
                                   BRANCH, as Agent


                                   By: /s/
                                      ----------------------------------------
                                      Name:
                                      Title:


                                   By: /s/ ERIC K. SHEA
                                      ----------------------------------------
                                      Name:   Eric K. Shea
                                      Title:  Associate

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian



                                   By: /s/ JASON VAN VLEET
                                      ----------------------------------------
                                      Name:   Jason Van Vleet
                                      Title:  Corporate Trust Officer


                                   ACC LIQUIDITY, LLC

                                   By:      ACC Funding Corp., its Manager


                                            By: /s/
                                               --------------------------------
                                               Name:
                                               Title:


                                   ACC CONSUMER FINANCE CORPORATION


                                   By: /s/
                                      ----------------------------------------
                                      Name:
                                      Title:

                                                                      EXHIBIT A




                        CONFIRMATION AND NOTICE OF PLEDGE

To: Norwest Bank Minnesota, National Association, as Custodian
         Sixth Street and Marquette Avenue
         Minneapolis, MN 55479-0070
         Attention:  Corporate Trust Services - Asset-Backed Administration

Gentlemen:

                  The undersigned hereby notifies you, as Custodian, that the Contracts and related Contract Files specified in the attached Schedule A (the "Pledged Contracts") have been pledged by us pursuant to a Receivables Financing Agreement (the "Security Agreement") dated as of March , 1997 among Alpine Securitization Corp. (the "Pledgee"), Credit Suisse First Boston, New York Branch, Norwest Bank Minnesota, National Association, ACC Liquidity, LLC (the "Borrower") and ACC Consumer Finance Corporation ("ACC"), and are to be held by you as bailee of, and agent for, the Pledgee as secured party pursuant to the provisions of the Custodial Agreement dated March __, 1997 among the Pledgee, Credit Suisse First Boston, New York Branch, Financial Security Assurance, Inc., the Borrower, ACC and Norwest Bank Minnesota, National Association, until released or transferred as provided in the Custodial Agreement. Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement.

                  A security interest in the Pledged Contracts has been granted to the Pledgee, a corporation having an address at 11 Madison Avenue, New York, New York 10010, pursuant to the Security Agreement. You are instructed to enter the Pledgee's name and address in your records as the pledgee of such Pledged Contracts and to promptly provide to the Pledgee an acknowledgment of this Notice of Pledge and Notice of Pledge by signing in the space provided below and delivering an acknowledged copy of this Notice of Pledge and Notice to the Pledgee at the above address. Such acknowledgment will serve to confirm that this Notice of Pledge and Notice of Pledge has been duly received by you and that (i) the related Contract Files are being held by you as bailee of, and agent for, the Pledgee and (ii) you have duly reflected on your records that the Pledgee has been granted a security interest in and to such Contracts and related Contract Files all in accordance with the provisions of the Custodial Agreement.

                                      ACC CONSUMER FINANCE CORPORATION


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Date:
                                           -----------------------------------

ACKNOWLEDGED BY:

NORWEST BANK MINNESOTA, National
  Association, as Custodian

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------
Date:
     -----------------------------

                                                                       EXHIBIT B

                                                                        No.
                                                                           ----

                              RECEIPT CERTIFICATION


Credit Suisse First Boston,
  New York Branch
Attn:
     --------------------------------
11 Madison Avenue
New York, New York  10010


Financial Security Assurance, Inc.
Attn:
     --------------------------------
350 Park Avenue
New York, New York  10022

Re:    Custodial Agreement (the "Custodial Agreement") dated
       March ___, 1997 among Financial Security Assurance, Inc., Credit Suisse First Boston, New York Branch, ACC Liquidity, LLC, and ACC Consumer Finance Corporation and Norwest Bank Minnesota, NationalAssociation, as Custodian

Aggregate Contract Balance
of the Contracts on the
Contract Schedule dated
                    , 199  : $
--------------------     --   ------------


Gentlemen:

                  In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Contract listed in the Contract Schedule dated ____________ __, 199_ (other than any Contract paid in full or any Contract listed on an attachment hereto), it is in receipt of a Contract File including the fully executed Contract, endorsed as provided in the definition of "Contract File" in Section 1 of the Custodial Agreement and the name of the Obligor on and the Amount Financed under each such executed Contract conforms to the infomration contained in the attachment, [except for each Contract File listed on the Schedule of Exceptions attached hereto]. The Custodian has made no independent examination of such documents beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each or any of the Contracts identified on the Contract Schedule, (ii) the collectibility, insurability, effectiveness or suitability of any such Contract and (iii) whether any document has been originally executed.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement.



                                NORWEST BANK MINNESOTA, National
                                 Association, as Custodian


                                By:
                                    --------------------------------------
                                Print Name:
                                           -------------------------------
                                Title:
                                       -----------------------------------

                                                                      EXHIBIT C
                                                                       No.
                                                                          -----

                               COLLATERAL RECEIPT


Credit Suisse First Boston,
  New York Branch
Attn:
     ----------------------------------
11 Madison Avenue
New York, New York  10010

Financial Security Assurance, Inc.
Attn:
     ----------------------------------
350 Park Avenue
New York, New York  10022

Re:      Custodial Agreement (the "Custodial Agreement") dated
         March __, 1997, among Alpine Securitization Corp.,
         Financial Security Assurance, Inc., Credit Suisse First Boston,
         New York Branch, [                             ], ACC Consumer
         Finance Corporation and Norwest Bank Minnesota, National
         Association, as Custodian

Aggregate Contract Balance
of the Contracts on the
Contract Schedule dated
              , 199 : $
----------- --     -   ---------------------

Gentlemen:

                  In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Contract listed in the Contract Schedule dated ____________ __, 199_ (other than any Contract paid in full or any Contract listed on an attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2 of the Custodial Agreement and has determined that, excepting the Deficiencies, if any, described on the annex hereto (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been materially mutilated, damaged or torn and relate to such Contract and (iii) with respect to the name and mailing address of the Obligor, the account number, the Contract Interest Rate, the amount of the Scheduled Payment and the original term of the Contract, the information set forth in the Contract Schedule respecting such Contract accurately reflects the information set forth in the Contract. The Custodian has made no independent examination of such documents beyond the review specifically required in the Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each or any of the Contracts identified on the Contract Schedule, (ii) the collectibility, insurability, effectiveness or suitability of any such Contract and (iii) whether any document has been originally executed.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement.

                                   NORWEST BANK MINNESOTA, National Association, as Custodian

                                   By:
                                      ---------------------------------------
                                   Print Name:
                                              -------------------------------
                                   Title:
                                         ------------------------------------

                                                                       EXHIBIT D


                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


To:  Norwest Bank Minnesota, N.A., as Custodian
         Sixth Street and Marquette Avenue
         Minneapolis, MN 55479-0070
         Attention:  Corporate Trust Service - Asset-Backed Administration

Re:      Custodial Agreement (the "Custodial Agreement") dated
         March __, 1997, among Alpine Securitization Corp., Financial Security Assurance, Inc., Credit Suisse First Boston, New York Branch, ACC Liquidity, LLC, ACC Consumer Finance Corporation and Norwest Bank Minnesota, National Association, as Custodian

Gentlemen:

                  In connection with the administration of the Contracts held by you as the Custodian for the Agent and the Insurer, we request the release, and acknowledge receipt, of the (Contract File/specify documents) for the Contract described below, for the reason indicated.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement.

Obligor's Name, Address & Zip Code:



Contract Number:



Reason for Requesting Documents (check one or more)

______   1.       Contract Paid in Full

______   2.       Contract Repurchased

______   3.       Contract Liquidated

______   4.       Contract in Repossession

______   5.       Other (explain)


If item 1, 2 or 3 above is checked, and if all or part of the Contract File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

The undersigned hereby certifies that if a release has been requested due to payment in full of a Receivable or repurchase upon breach of a representation or warranty, all amounts received in connection therewith which are required to be deposited in the Collection Account pursuant to Section 8.18 of the Receivables Financing agreement have been so deposited.

If item 4 or 5 above is checked, upon our return of the above document(s) to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.



                                   ACC CONSUMER FINANCE CORPORATION


                                   By:
                                      ---------------------------------------
                                   Print Name:
                                              -------------------------------
                                   Title:
                                         ------------------------------------



      DOCUMENTS RETURNED TO THE CUSTODIAN:

        NORWEST BANK MINNESOTA, National
         Association, as Custodian



        By:
           ---------------------------------------
        Print Name:
                   -------------------------------
        Title:
              ------------------------------------
        Date:
             -------------------------------------

                           AUTHORIZED REPRESENTATIVES


      A.  ACC CONSUMER FINANCE CORPORATION


      Name                                              Specimen Signature

         Gary S. Burdick                          /s/ GARY S. BURDICK
      -----------------------                     -----------------------------
         Rellen Stewart
      -----------------------                     -----------------------------




      B.    ACC LIQUIDITY LLC


      Name                                              Specimen Signature

         Gary S. Burdick                          /s/ GARY S. BURDICK
      ---------------------                       -----------------------------
         Rellen Stewart
      ---------------------                       -----------------------------



      C.  FINANCIAL SECURITY ASSURANCE


      Name                                              Specimen Signature

      -----------------------                     -----------------------------

      -----------------------                     -----------------------------




      D.  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


      Name                                              Specimen Signature

      ---------------------                       -----------------------------

      ---------------------                       -----------------------------